Exhibit 10.20

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement ("FIRST AMENDMENT") is dated as of January 7, 1997 and is by and between ROADWAY EXPRESS, INC., a Delaware corporation (the "BORROWER") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "BANK").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Bank executed and delivered a Credit Agreement dated as of July 15, 1996 pursuant to which, inter alia, the Bank has agreed to make various loans to the Borrower upon the terms and conditions set forth therein (as the same may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower has requested that certain revisions be made to the Credit Agreement; and

         WHEREAS, as a condition to the Bank consenting and approving the amendments requested by Borrower, the Bank has required that the Borrower execute and deliver this First Amendment.

         NOW THEREFORE, each of the parties hereto for valid consideration, the sufficiency of which is hereby acknowledged, agrees as follows:

I.       AMENDMENTS
         ----------

         A.    DEFINITIONS

               1.     The definition of "ACCOUNT" is deleted in its entirety.

               2. The definition of "ACCOUNT DEBTOR" is deleted in its entirety.

               3. The definition of "BORROWING BASE" is deleted in its entirety.

               4. The definition of "BORROWING BASE CERTIFICATE" is deleted in its entirety.

               5. The definition of "CASH COLLATERAL ACCOUNT" is deleted in its entirety.

               6. The definition of "COLLATERAL" is deleted in it entirety.

               7. The definition of "EURO-DOLLAR MARGIN" is deleted in its entirety and the following is substituted therefor:

                       "The term "Euro-Dollar Margin" means 0.25%."

               8. The definition of "INDEBTEDNESS" is amended by deleting subsection (i) thereof.

               9. The definition of "NET AMOUNT OF QUALIFIED ACCOUNTS" is deleted in its entirety.

               10. The definition of "QUALIFIED ACCOUNT" is deleted in its entirety.

               11. The definition of "SECURITY DOCUMENTS" is deleted in its entirety and the following is substituted therefor:

                      "The term "SECURITY DOCUMENTS" means this Agreement, the
                       Note and any other documents or agreements at any time executed in connection therewith."

       B.      SECURITY

               Sections 4.1 and 4.2 are deleted in their entirety and the following is substituted therefor:

               "Section 4. Intentionally Left Blank."

       C.      BORROWER'S REPORTS

               Sections 5.1 and 5.2 are deleted in their entirety and the following is substituted therefor:

               "Section 5. Intentionally Left Blank."

       D.      BORROWER'S RECORDS

               Section 6 is deleted in its entirety and the following is substituted therefor:

               "Section 6. Intentionally Left Blank."

       E.      COLLECTIONS BY BORROWERS

               Section 7 is deleted in its entirety and the following is substituted therefor:

               "Section 7. Intentionally Left Blank."

       F.      COLLECTIONS BY THE BANK

                Sections 8.1, 8.2, 8.3 and 8.4 are deleted in their entirety and the following is substituted therefor:

               "Section 8. Intentionally Left Blank."

       G.      ADDITIONAL PROVISIONS CONCERNING COLLATERAL

               Sections 9.1, 9.2, 9.3 and 9.4 are deleted in their entirety and the following is substituted therefor:

               "Section 9. Intentionally Left Blank."

       H.      POWER OF ATTORNEY

                Section 10 is deleted in its entirety and the following is substituted therefor:

               "Section 10. Intentionally Left Blank."

       I.      LIMITATIONS OF LIABILITY OF THE BANK; INDEMNIFICATION BY
               BORROWER

                Section 11.1 is deleted in its entirety and the following is substituted therefor:

               "Section 11.1. Intentionally Left Blank."

       J.      AFFIRMATIVE COVENANTS

               1. Section 12.2(2) is amended to delete clause (b) thereof and clause (c) is relettered as clause (b).

               2. Section 12.2(5) is deleted in its entirety and the following is substituted therefor:

                       "Section 12.2(5). Intentionally Left Blank."

                3.      The last sentence of the second paragraph of Section
                        12.3 is deleted in its entirety.

                4. Section 12.5 is amended by deleting the second paragraph thereof in its entirety and substituting the following therefor:

                "In the event the Borrower fails to secure and keep in force and effect insurance as hereinabove provided, the Bank is authorized at its election upon five (5) Business Day's prior notice to the Borrower to pay the cost of insurance and the Borrower agrees to repay all sums so paid on demand with interest at the rate provided for in this Agreement. The Bank is irrevocably appointed attorney-in-fact of the Borrower to endorse any draft or check which may be payable to the Borrower in order to collect the proceeds of such insurance."

                5. Section 12.6 is amended by deleting the first paragraph thereof and substituting the following therefor:

                "The Borrower will maintain, or cause to be maintained, its properties and assets used or useful in its business in good condition, repair and working order (normal wear and tear excepted)."

                6.      Section 12.10 is amended by deleting 12.10(ii) thereof.

                7. Section 12.13 is deleted in its entirety, and the following is substituted therefor:

                        "Section 12.13. Intentionally Left Blank."

        K.      NEGATIVE COVENANTS

                1. Section 13.2 is amended to delete subsections 13.2(iii)(A) and (B) and subsections 13.2(iii) (C) and (D) are renumbered as 13.2(iii) (A) and (B).

                2. Section 13.3 is amended by deleting subsection 13.3(ii) and substituting the following therefor:

                "(ii) the Borrower may sell properties and assets so long as (i) all sales are made in the ordinary course of business and such sales do not constitute a sale of all or a substantial part of the Borrower's properties and assets."

                3. Section 13.4 is amended by deleting it in its entirety and substituting the following therefor:

                13.4 LIENS. Subject to the Intercreditor Agreement, the Borrower will not create, incur, assume or suffer to exist any lien, charge or other encumbrance on or security interest in ("Liens") any of its properties or assets in which the Bank now or hereafter may have a security interest, whether such properties or assets are now owned or existing or hereafter acquired or arising, except (i) Liens for taxes, assessments or other governmental charges or levies which at the particular time are not due, or remain payable without penalty or interest or are being contested in good faith by appropriate proceedings diligently conducted, provided adequate reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor; (ii) mechanic's, carrier's, worker's, employee's, repairmen's, warehousemen's, vendor's or other similar Liens arising in the ordinary course of business in respect of obligations not yet due, or which are being contested in good faith by the appropriate proceedings diligently conducted which operate to stay any foreclosure, distraint or execution on the property or deposits or pledges to obtain the release of any such Lien; (iii) deposits, Liens or pledges to secure workers compensation, unemployment insurance, old age benefits, social security or other statutory obligations, or in connection with, or to secure the performance of, bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or other pledges or deposits for purposes of like nature in the ordinary course of business;
(iv) liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and execution is stayed; (v) Liens permitted by Section 13.2 of this Agreement; (vi) Liens securing indebtedness created and permitted under the Master Lease Intended as Security dated as of March 15, 1996, between the Borrower and ABN Amro, in an amount not in excess of $25,000,000 in the aggregate; and (vii) Liens securing indebtedness created and permitted under substantially similar lease agreements with similar terms to the lease agreement described in clause (vii) above in an amount not to exceed $50,000,000 in the aggregate from the date hereof through the fiscal year of the Borrower ending in 1998; PROVIDED, THAT, the Borrower will not create, incur, assume, or suffer to exist such Liens securing indebtedness in excess of $25,000,000 during any such fiscal year of the Borrower.

        L.      FINANCIAL COVENANTS OF BORROWER

                Section 14.3 is deleted in its entirety and the following is substituted therefor:

                "Section 14.3. Intentionally Left Blank."

        M.      REPRESENTATIONS AND WARRANTIES

                1. Section 15.3 is deleted in its entirety and the following is substituted therefor:

                "This Agreement, the Note and the Security Documents have been duly and validly executed and delivered by the Borrower and constitute valid and legally binding agreements of the Borrower enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other Laws of general application relating to or affecting the enforcement of creditors' rights."

                2. Section 15.6 is deleted in its entirety and the following is substituted therefor:

                "15.6 INDEBTEDNESS; LIENS. The Borrower has no indebtedness for borrowed money other than its existing indebtedness described in Section 13.2 and there are no Liens on any of the properties or assets of the Borrower except of the type described in subparagraphs (i) through (viii) of Section 13.4."

                3. Section 15.18 is deleted in its entirety and the following is substituted therefor:

                "The Borrower has paid record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all of its other property, except to the extent that the failure to have such title or interest, in any instance or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Borrower.

        N.      DEFAULT

                Subsections 17(i) and (j) are deleted in their entirety and subsection 17(k) is renumbered as subsection 17(i).

        O.      REMEDIES

                1. The first phrase of Section 18(a) is deleted in its entirety and the following is substituted therefor:

                (a)  If a Default specified under paragraphs (a) through (f) or
                (i) of this Section 18 shall occur and be continuing or shall exist, the Bank shall be under no further obligation to make Loans to the Borrower hereunder; and the Bank may by written notice to the Borrower declare the unpaid balance of all Loans to the Borrower then outstanding and interest accrued thereon, and all other liabilities of the Borrower hereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable, without presentment, demand or protest of any kind, all of which are hereby expressly waived.

                2. Section 18(d) is deleted in its entirety and the following is substituted therefor:

                "The Bank may exercise all rights and the Bank will have all remedies available under this Agreement and under the law, the right to court costs, reasonable attorneys' fees and legal expertise.

                3. Subsection 18(e) is deleted in its entirety and the following is substituted therefor:

                "18(e)  Intentionally Left Blank."

                4. Subsection 18(h) is deleted in its entirety and the following is substituted therefor:

                "18(h) Upon the occurrence of a Default, the Bank may grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties or any securities, guaranties or insurance, without notice to or the consent of the Borrower, without affecting the Borrower's liability under this Agreement, the Security Documents or the Related Documents."

                5. Subsection 18(i) is amended to substitute the term "assets" for the term "Collateral".

                6. Subsection 18(j) is deleted in its entirety and the following is substituted therefor:

                "18(j)  Intentionally Left Blank."

        P.      MISCELLANEOUS

                Section 19 is amended by adding the following Section 19.7 at the end thereof.

                "19.7. EXPENSES. All reasonable expenses, including, but not limited to attorney's fees incurred by the Bank after the Closing in taking action in administering this Agreement, the Security Documents, the Related Documents and all additional agreements contemplated in or by this Agreement and in all efforts made to enforce payment, as well as all reasonable attorney's fees and legal expenses incurred in connection therewith, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, shall be invoiced to, and paid by, the Borrower; provided, however, that the Borrower will not pay for costs and expenses arising solely from the gross negligence or willful misconduct of the Bank. All statements, reports, certificates, opinions and other documents or information furnished by Borrower to the Bank shall be supplied without cost to the Bank."

II.     GENERAL
        -------

        1. Except as amended hereby, the Credit Agreement is not otherwise amended and remains in full force and effect.

        2. All capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

        3. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        4. COUNTERPARTS. This First Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

        5.      GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY

AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        6. EXPENSES. The Borrower agrees to pay all expenses of the Bank in connection with the transactions contemplated by this First Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Bank).

        IN WITNESS WHEREOF, each of the parties hereto have signed this First Amendment the 7th day of January, 1997.

ATTEST:                                   ROADWAY EXPRESS, INC.

By: _______________________               By:__________________________
    Name:                                    Name:  J. Dawson Cunningham
    Title:                                    Title:   Vice President-Finance
                                                       & Administration

                                                MORGAN GUARANTY TRUST COMPANY
                                                 OF NEW YORK

                                                By:____________________________
                                                   Name: Patricia P. Lunka
                                                   Title:   Vice President

                                                                 EXECUTION COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT


        This Second Amendment to Credit Agreement ("SECOND AMENDMENT") is dated as of January 7, 1997 and is by and between ROADWAY EXPRESS, INC., a Delaware corporation (the "BORROWER") and BANK ONE, AKRON, NA (the "BANK").

                                   WITNESSETH:

        WHEREAS, the Borrower and the Bank executed and delivered a Credit Agreement dated as of January 2, 1996 pursuant to which, inter alia, the Bank has agreed to make various loans to the Borrower upon the terms and conditions set forth therein (as the same may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

        WHEREAS, the Borrower and the Bank executed and delivered a First Amendment to Credit Agreement dated July 15, 1996, pursuant to which certain amendments were made to the Credit Agreement (the "FIRST AMENDMENT"); and

        WHEREAS, the Borrower has requested that certain additional revisions be made to the Credit Agreement; and

        WHEREAS, as a condition to the Bank consenting and approving the amendments requested by Borrower, the Bank has required that the Borrower execute and deliver this Second Amendment.

        NOW THEREFORE, each of the parties hereto for valid consideration, the sufficiency of which is hereby acknowledged, agrees as follows:

I.      AMENDMENTS
        ----------

        A.      DEFINITIONS

                1.      The definition of "ACCOUNT" is deleted in its entirety.

                2. The definition of "ACCOUNT DEBTOR" is deleted in its entirety.

                3. The definition of "BORROWING BASE" is deleted in its entirety.

                4. The definition of "BORROWING BASE CERTIFICATE" is deleted in its entirety.

                5. The definition of "CASH COLLATERAL ACCOUNT" is deleted in its entirety.

                6. The definition of "COLLATERAL" is deleted in it entirety.

                7. The definition of "INDEBTEDNESS" is amended by deleting subsection (i) thereof.

                8. The definition of "LIBOR Line Rate" is deleted in its entirety and the following is substituted therefor:


                        "LIBOR LINE RATE" means the LIBOR Interest Rate plus twenty-five (25) basis points.

                9. The definition of "NET AMOUNT OF QUALIFIED ACCOUNTS" is deleted in its entirety.


                10. The definition of "QUALIFIED ACCOUNT" is deleted in its entirety.

                11. The definition of "SECURITY DOCUMENTS" is deleted in its entirety and the following is substituted therefor:

                "SECURITY DOCUMENTS" means this Agreement, the Revolving Credit Note and any other documents or agreements at any time executed in connection therewith."

        B.      LOANS


                1.      The last two sentences of the first paragraph of
Section 2.1.1(b) are deleted in their entirety.

                2. Section 2.1.1(c) is deleted in its entirety and the following is substituted therefor:


                "(c) REVOLVING NATURE OF LOANS. Until the Termination Date, and subject to the limitations herein set forth, Borrower may borrow and reborrow and repay funds under the Revolving Credit Note; PROVIDED, HOWEVER, that at no time shall the aggregate unpaid principal balance outstanding under the Revolving Credit Note exceed Twenty-Five Million Dollars ($25,000,000.00). Each borrowing shall be in a minimum amount of Five Hundred Thousand Dollars ($500,000.00) and each repayment shall be made to the Bank."

                3. Section 2.2(a)(i) is deleted in its entirety and the following is substituted therefor:

                "(i) LIBOR OPTION: With respect to the Revolving Credit Loan for each Rate Segment of the LIBOR Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the LIBOR Line Rate."

                4. The second sentence of Section 2.3(a) is deleted in its entirety and the following is substituted therefor:

                "Notwithstanding the foregoing, after the occurrence of a Default, the principal amount of the Loans shall be payable immediately upon demand made by the Bank at any time under Section 17(a) or automatically under Section 17(b) as the case may be."

        C.      SECURITY

                Sections 3(a), (b) and (c) are deleted in their entirety and the following is substituted therefor:

                "3.     Intentionally Left Blank."

        D.      BORROWER'S REPORTS


                Sections 4(a) and (b) are deleted in their entirety and the following is substituted therefor:

                "4.     Intentionally Left Blank."

        E.      BORROWER'S RECORDS

                Section 5 is deleted in its entirety and the following is substituted therefor:

                "5.     Intentionally Left Blank."

        F.      COLLECTIONS BY BORROWERS

                Section 6 is deleted in its entirety and the following is substituted therefor:

                "6.     Intentionally Left Blank."

        G.      COLLECTIONS BY THE BANK

                Sections 7(a), (b), (c) and (d) are deleted in their entirety and the following is substituted therefor:

                "7.     Intentionally Left Blank."

        H.      ADDITIONAL PROVISIONS CONCERNING COLLATERAL

                Sections 8(a), (b), (c) and (d) are deleted in their entirety and the following is substituted therefor:

                "8.     Intentionally Left Blank."

        I.      POWER OF ATTORNEY

                Section 9 is deleted in its entirety and the following is substituted therefor:

                "9.     Intentionally Left Blank."

        J.      LIMITATIONS OF LIABILITY OF THE BANK; INDEMNIFICATION BY
                BORROWER

                Section 10(a) is deleted in its entirety and the following is substituted therefor:

                "10(a)  Intentionally Left Blank."

        K.      AFFIRMATIVE COVENANTS

                1.      Section 11(b)(2)(b) is deleted in its entirety.

                2.      Section 11(b)(5) is deleted in its entirety.

                3. The last sentence of the second paragraph of Section 11(c) is deleted in its entirety.

                4. Section 11(e) is amended by deleting the second paragraph thereof in its entirety and substituting the following therefor:

                "In the event the Borrower fails to secure and keep in force and effect insurance as hereinabove provided, the Bank is authorized at its election upon five (5) Business Day's prior notice to the Borrower to pay the cost of insurance and the Borrower agrees to repay all sums so paid on demand with interest at the rate provided for in this Agreement. The Bank is irrevocably appointed attorney-in-fact of the Borrower to endorse any draft or check which may be payable to the Borrower in order to collect the proceeds of such insurance."

                5. Section 11(f) is amended by deleting the first paragraph thereof and substituting the following therefor:

                "The Borrower will maintain, or cause to be maintained, its properties and assets used or useful in its business in good condition, repair and working order (normal wear and tear excepted)."

                6. Section 11(j) is amended by deleting subsection 11(j)(ii) thereof.

                7.      Section 11(m) is deleted in its entirety.


        L.      NEGATIVE COVENANTS

                1. Section 12(b) is amended to delete subsections 12(b)(iii)(1) and (2) and subsections 12(b)(iii) (3) and (4) are renumbered as 12(b)(iii) (1) and (2).

                2. Section 12(c) is amended by deleting subsection 12(c)(ii) and substituting the following therefor:

                "(ii) the Borrower may sell properties and assets so long as all sales are made in the ordinary course of business and such sales do not constitute a sale of all or a substantial part of the Borrower's properties and assets.."

                3. Section 12(d) is amended by deleting it in its entirety and substituting the following therefor:

        (d) LIENS.    Subject to the Intercreditor Agreement, the Borrower will
not create, incur, assume or suffer to exist any lien, charge or other encumbrance on or security interest in ("Liens") any of its properties or assets in which the Bank now or hereafter may have a security interest, whether such properties or assets are now owned or existing or hereafter acquired or arising, except (i) liens for taxes, assessments or other governmental charges or levies which at the particular time are not due, or remain payable without penalty or interest or are being contested in good faith by appropriate proceedings diligently conducted, provided adequate reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor; (ii) mechanic's, carrier's, worker's employee's, repairmen's, warehousemen's, vendor's or other similar liens arising in the ordinary course of business in respect of obligations not yet due, or which are being contested in good faith by the appropriate proceedings diligently conducted which operate to stay any foreclosure, distraint or execution on the property or deposits or pledges to obtain the release of any such lien; (iii) deposits, liens or pledges to secure workers compensation, unemployment insurance, old age benefits, social security or other statutory obligations, or in connection with, or to secure the performance of, bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or other pledges or deposits for purposes of like nature in the ordinary course of business; (iv) liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and execution is stayed; (v) Liens permitted by
Section 12(b) of this Agreement; (vi) Liens securing indebtedness created and permitted under the Master Lease Intended as Security dated as of March 15, 1996, between the Borrower and ABN Amro, in an amount not in excess of $25,000,000.00 in the aggregate; and (vii) Liens securing indebtedness created and permitted under substantially similar lease agreements with similar terms to the lease agreement described in clause (vii) above in an amount not to exceed $50,000,000.00 in the aggregate from the date hereof through the fiscal year of the Borrower ending in 1998; PROVIDED, THAT, the Borrower will not create, incur, assume, or suffer to exist such Liens securing indebtedness in excess of $25,000,000.00 during any such fiscal year of the Borrower.

                M.    FINANCIAL COVENANTS OF BORROWER

                Section 13(c) is deleted in its entirety.

        N.      REPRESENTATIONS AND WARRANTIES

                1. Section 14(c) is deleted in its entirety and the following is substituted therefor:

                "This Agreement, the Revolving Credit Note and the Security Documents have been duly and validly executed and delivered by the Borrower and constitute valid and legally binding agreements of the Borrower enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other Laws of general application relating to or affecting the enforcement of creditors' rights."

                2. Section 14(f) is deleted in its entirety and the following is substituted therefor:


                "(f) INDEBTEDNESS; LIENS. The Borrower has no indebtedness for borrowed money other than its existing indebtedness described in Section 12(b) and there are no Liens on any of the properties or assets of the Borrower except of the type described in subparagraphs (i) through (vii) of Section 12(d)."

                3. Section 14(r) is deleted in its entirety and the following is substituted therefor:

                "The Borrower has paid record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all of its other property, except to the extent that the failure to have such title or interest, in any instance or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Borrower.

        O.      DEFAULT

                Subsections 16(i) and (j) are deleted in their entirety and subsection 16(k) is renumbered as subsection 16(i).

        P.      REMEDIES

                1. The first phrase of Section 17(a) is deleted in its entirety and the following is substituted therefor:

                "(a) If a Default specified under paragraphs (a) through (f) or
                (i) of this Section 17 shall occur and be continuing or shall exist, the Bank shall be under no further obligation to make Loans to the Borrower hereunder;"

                2. Section 17(d) is deleted in its entirety and the following is substituted therefor:

                "The Bank may exercise all rights and the Bank will have all remedies available under this Agreement and under the law, the right to court costs, reasonable attorneys' fees and legal expertise.

                3. Subsection 17(e) is deleted in its entirety and the following is substituted therefor:

                "17(e) Intentionally Left Blank."

                4. Subsection 17(h) is deleted in its entirety and the following is substituted therefor:

                "17(h) Upon the occurrence of a Default, the Bank may grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties or any securities, guaranties or insurance, without notice to or the consent of the Borrower, without affecting the Borrower's liability under this Agreement, the Security Documents or the Related Documents."

                5. Subsection 17(i) is amended to substitute the term "assets" for the term "Collateral".

                6. Subsection 17(j) is deleted in its entirety and the following is substituted therefor:

                "17(j) Intentionally Left Blank."

        Q.      EXPENSES

                Section 18 is deleted in its entirety and the following is substituted therefor:

                "18.    EXPENSES. All reasonable expenses, including, but not
                limited to attorney's fees
                incurred by the Bank after the Closing in taking action in administering this Agreement, the Security Documents, the Related Documents and all additional agreements contemplated in or by this Agreement and in all efforts made to enforce payment, as well as all reasonable attorney's fees and legal expenses incurred in connection therewith, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, shall be invoiced to, and paid by, the Borrower; PROVIDED, HOWEVER, that the Borrower will not pay for costs and expenses arising solely from the gross negligence or willful misconduct of the Bank. All statements, reports, certificates, opinions and other documents or information furnished by Borrower to the Bank shall be supplied without cost to the Bank."

        R.      WAIVERS

                Subsection 19(c) is deleted in its entirety and the following is substituted therefor:

                "(c) The Borrower hereby waives notice of demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein."

        S.      DEFEASANCE

                Section 24 is deleted in its entirety and the following is substituted therefor:

                "24.    Intentionally Left Blank."


II.     GENERAL
        --------

        1. Except as amended hereby and by the First Amendment, the Credit Agreement is not otherwise amended and remains in full force and effect.

        2. All capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

        3. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        4. This Second Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

        5. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF OHIO.

        6. The Borrower agrees to pay all expenses of the Bank in connection with the transactions contemplated by this Second Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Bank).

                IN WITNESS WHEREOF, each of the parties hereto have signed this Second Amendment the 7th day of January, 1997.

ATTEST:                               ROADWAY EXPRESS, INC.

By:   _____________________           By:    ______________________

Name: _____________________           Name:  ______________________

Its:  _____________________           Its:   ______________________

                                      BANK ONE, AKRON, N.A.

                                      By:   ____________________

                                      Name: ____________________

                                      Its:  ____________________

                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT
                  --------------------------------------------

        Roadway Express, Inc., a Delaware corporation (herein called the "DEBTOR") from time to time incurs Obligations (as defined below), direct and /or contingent, to each of the undersigned (herein each called a "CREDITOR" and collectively the "CREDITORS"). It is hereby agreed:

                        1. "CREDIT AGREEMENTS" means each of the Morgan Agreement and the Bank One Agreement; "BANK ONE AGREEMENT" means the Credit Agreement made as of January 2, 1996 between the Debtor and Bank One, Akron, N.A. ("BANK ONE"), as from time to time amended, supplemented or modified; and "MORGAN AGREEMENT" means the Credit Agreement, dated as of July 15, 1996 between the Debtor and Morgan Guaranty Trust Company of New York ("MORGAN"), as from time to time amended, supplemented or modified.

                        2. "OBLIGATION" means any amount due or to become due a Creditor under its respective Credit Agreement;
                "Obligations" has a correlative meaning.

                        3. Each of the Creditors acknowledges that it is anticipated that the total amount of Obligations of the Debtor outstanding at any time to the Creditors shall not exceed in the aggregate the principal amount of $50,000,000, as follows:
                (a) not more than $25,000,000 owing to Bank One; and (b) not more than $25,000,000 owing to Morgan.

                        4. Each of the Creditors agrees to give prompt notice to the other Creditors following its becoming aware of the occurrence of an Event of Default or event which, with the giving of notices or lapse of time or both, would become an Event of Default. Other than to decline to make further financial accommodations (by investment, reinvestment, loan or otherwise) pursuant to its respective Credit Agreement, no Creditor shall take any action to accelerate Debtor's obligations to it or to foreclose on the Collateral. Notwithstanding the foregoing, the Creditor whose loans constitute a majority of the outstanding loans with respect to each of the Credit Agreements on the date of the Event of Default shall have the right on five (5) days written notice to the other Creditor to accelerate Debtor's obligations to it and following such notice the other Creditor shall also have the right to accelerate Debtor's obligations to it. Each Creditor further agrees that it will not permit its respective Credit Agreement to be amended or modified (in each case from that contained in such Creditor's respective Credit Agreement as in effect on the date hereof) without the prior consent of the other Creditor.

                        5.   This Intercreditor Agreement shall terminate ten
                (10) days following the payment and satisfaction in full of all Obligations to either of the Creditors; PROVIDED, THAT, the provisions of this Intercreditor Agreement shall continue to be effective or be reinstated if at any time any such Obligation or portion thereof is required to be returned or restored in the bankruptcy or insolvency of any person.

                        6. THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Unless the context otherwise requires, all terms used herein are defined in the Uniform Commercial Code shall have the meanings therein stated.

                        7. This Intercreditor Agreement is solely for the benefit of Creditors and their successors or assigns and no other person or persons shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

                        8. This Intercreditor Agreement amends, restates and replaces the Intercreditor Agreement dated as of July 15, 1996 between Morgan and Bank One.

                        9. Each of the executed several counterparts of this Intercreditor Agreement shall be an original. All such counterparts shall together constitute one and the same instrument.

             [The remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, each Creditor has caused this Intercreditor Agreement to be duly executed as of the 7th day of January, 1997.

                                      BANK ONE, AKRON, N.A.

                                      By:__________________________________
                                         Name:  Susan D. Steiger
                                         Title: Vice President

                                      Address:     50 South Main Street
                                                   Second Floor
                                                   Akron, Ohio 44309
                                                   Attention:  Susan Steiger
                                                   Telephone:  (330) 972-1674
                                                   Telecopy:    (330) 972-1598

                                      MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK

                                      By:__________________________________
                                         Name:  Patricia P. Lunka
                                         Title: Vice President

                                      Address:     60 Wall Street
                                                   New York, New York 10260
                                                   Attention:  Loan Department
                                                   Telephone:  (212) 648-7457
                                                   Telecopy:    (212) 648-5336